FINTECH MERGER AND STELLA POINT ACQUISITION	12 Months Ended
Dec. 31, 2018
FINTECH MERGER AND STELLA POINT ACQUISITION [Abstract]
FINTECH MERGER AND STELLA POINT ACQUISITION
NOTE 3 – FINTECH MERGER AND STELLA POINT ACQUISITION

FinTech Merger

As discussed in Note 1, on July 26, 2018, Intermex and FinTech consummated the Merger, which has been accounted for as a reverse recapitalization. Immediately prior to the Merger, FinTech’s shareholders exercised their right to redeem certain of their outstanding shares for cash, resulting in the redemption of 4.9 million shares of FinTech for gross redemption payments of $49.8 million. Subsequent to this redemption, there were 18.9 million outstanding shares. The aggregate consideration paid in the Merger by FinTech to the Intermex shareholders consisted of approximately (i) $102.0 million in cash and (ii) 17.2 million shares of FinTech common stock. In accounting for the reverse recapitalization, the net cash proceeds received from FinTech amounted to $5.0 thousand as shown in the table below (in thousands):

Cash balance available to Intermex prior to the consummation of the Merger	$110,726
Less:
Intermex Merger costs paid from acquisition proceeds at closing	(9,062)
Cash consideration to Intermex shareholders	(101,659)
Net cash proceeds from reverse recapitalization	$5

Cash balance available to Intermex prior to the consummation of the Merger	$110,726
Less:
Cash consideration to Intermex shareholders	(101,659)
Other FinTech assets acquired and liabilities assumed in the Merger:
Prepaid expenses	76
Accrued liabilities	(136)
Deferred tax assets	982
Net equity infusion from FinTech	$9,989

Cash consideration to Intermex shareholders includes the payout of all vested Incentive Units issued to employees of the Company as discussed in Note 11.

After the completion of the Merger on July 26, 2018, there were 36.2 million shares of International Money Express, Inc. common stock outstanding, warrants to purchase 9 million shares of common stock and 3.4 million shares reserved for issuance under the International Money Express, Inc. 2018 Omnibus Equity Compensation Plan (See Note 11).

In connection with the Merger, the Company acquired approximately $1 million of deferred tax assets from FinTech. These deferred tax assets relate to capitalized transaction costs incurred by FinTech prior to the merger, therefore they have been recorded through APIC, and will be amortizable on the Company’s post-Merger tax returns over a period of 15 years.

Acquisition by Stella Point

On February 1, 2016, Intermex and its majority owner at the time, Lindsay Goldberg LLC, entered into an agreement with Stella Point, acquirer, for the sale of Intermex. This acquisition was accounted for as a business combination and became effective on February 1, 2017 for a transaction price of $52.0 million in cash, plus $12.4 million of rollover equity from certain existing management holders, the assumption of approximately $78.0 million of Intermex’s outstanding debt and an additional funding of $5.0 million of Intermex debt. There was no contingent consideration in the transaction. As a result, Stella Point acquired 80.7% of the voting equity interest in Intermex and other minority stockholders acquired the remaining interest, none individually greater than 10%. The purchase price in excess of the fair value of acquired assets was accounted for as goodwill, as discussed further below.

The acquisition method for a business combination requires that the assets acquired and liabilities assumed be recognized at their allocated fair values as of the February 1, 2017 acquisition date, which is summarized below (in thousands):

Successor Company
Cash	$43,065
Accounts receivables	24,032
Prepaid and other current assets	3,713
Property and equipment	6,328
Other assets	1,345
Total tangible assets acquired	78,483
Intangible assets acquired	62,660
Deferred tax asset, net	2,119
Less: Liabilities assumed	(115,112)
Net assets	28,150

Goodwill	36,260
Total purchase price	$64,410

The intangible assets acquired consist primarily of agent relationships, trade name and developed technology. The excess of the purchase consideration over the fair value of net tangible and identifiable intangible assets acquired was recorded as goodwill, which is attributable to the workforce and reputation of Intermex. The accounting for this business combination has been completed, therefore the measurement period is closed. Goodwill was not deductible for income tax purposes.

Transaction Costs

Direct costs related to the Merger and Stella Point acquisition were expensed as incurred and included as Transaction costs in the consolidated statements of operations and comprehensive (loss) income. Transaction costs for the year ended December 31, 2018 amounted to $10.3 million and related specifically to the Merger, while expenses of $8.7 million for the Successor period from February 1, 2017 through December 31, 2017 and $3.9 million and $0.9 million for the Predecessor periods from January 1, 2017 through January 31, 2017 and the year ended December 31, 2016, respectively, related to the Stella Point acquisition. Transaction costs include all internal and external costs directly related to the Merger and Stella Point acquisition, consisting primarily of legal, consulting, accounting, advisory and financing fees and certain incentive bonuses.